Exhibit 10.3(b)

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

AMENDMENT NO. 3

TO

CO-BRAND CREDIT CARD PROGRAM AGREEMENT BETWEEN

COMENITY CAPITAL BANK AND BJ’S WHOLESALE CLUB, INC.

THIS AMENDMENT NO. 3 TO CO-BRAND CREDIT CARD PROGRAM AGREEMENT BETWEEN COMENITY CAPITAL BANK AND BJ’S WHOLESALE CLUB, INC. (“Amendment No. 3”), is effective June         , 2016 (“Amendment No. 3 Effective Date”), by and between BJ’S WHOLESALE CLUB, INC, a Delaware corporation having its principal office at 25 Research Drive, Westborough, MA 01581 (“BJ’s” or “Company”), and COMENITY CAPITAL BANK, having its principal offices at 2795 E. Cottonwood Parkway, Suite #100, Salt Lake City, Utah (“Bank”).

WHEREAS, Company and Bank are parties to the Co-Brand Credit Card Program Agreement dated June 5, 2014 (the Agreement), amended;

WHEREAS Company and Bank desire to amend various terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.    Definitions: References. Each capitalized term used herein which is not defined herein shall have the meaning assigned to such term in the Agreement. Each reference to “hereof”, “hereunder”, “herein”, and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as previously amended and amended hereby.

2.    Schedule 1.2(A), Definitions and Other Obligations. All references to the term “Extra Value” level of membership shall be deleted and replaced with the term “Elite.” Corresponding terms shall be modified consistent with this change.

3.    Schedule 1.2(A), Definitions and Other Obligations. All references to the term “Value” level of membership shall be deleted and replaced with the term “Plus.” Corresponding terms shall be modified consistent with this change.

4.    Schedule 1.2(A), Definitions and Other Obligations. The following definitions shall be deleted in their entirety: Extra Value Activation Certificate and Value Activation Certificate.

5.    Schedule 1.2(A), Definitions and Other Obligations. The definition of Activation Certificate shall be deleted in its entirety and replaced with the following: “Activation Certification” shall mean the extra value and value activation certificates issued by the Company for Accounts opened prior to May 1, 2016.

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

6.    Schedule 1.2(D), (E), and (F), Definitions and Other Obligations. Paragraphs D, E and F of Schedule 1.2, Definitions and Other Obligations are hereby deleted in their entirety and replaced with new Paragraphs D, E and F, which are attached hereto as Attachment 1.

7.    Schedule 2.1(h), Service Standards. Schedule 2.1(h), Service Standards is hereby deleted in its entirety and replaced with a new Schedule 2.1(h), which is attached hereto as Attachment 2.

8.    Schedule 2.5(a), Marketing Promotions. Schedule 2.5(a), Marketing Promotions is hereby deleted in its entirety and replaced with a new Schedule 2.5(a), which is attached hereto as Attachment 3.

9.    Schedule 2.5(b), Marketing Funds. Schedule 2.5(b), Marketing Funds is hereby deleted in its entirety and replaced with a new Schedule 2.5(b), which is attached hereto as Attachment 4.

10.    Schedule 2.9, Cardholder Rewards Program. Schedule 2.9, Cardholder Rewards Program is hereby deleted in its entirety and replaced with a new Schedule 2.9, which is attached hereto as Attachment 5.

11.    Schedule 3.2(b), Summary of Rates and Fees. Schedule 3.2(b), Summary of Rates and Fees is hereby deleted in its entirety and replaced with a new Schedule 3.2(b) which is attached hereto as Attachment 6.

12.    Effect. Except as set forth in this Amendment No. 3, the Agreement shall remain in full force and effect and each party hereby restates and affirms all of the terms and provisions of the Agreement. If any conflict exists between the terms and provisions of the Agreement and this Amendment No. 3, the terms and provisions of this Amendment No. 3 will govern and control.

13.    Entire Agreement. The Agreement, as amended, including as amended by this Amendment No. 3, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

14.    Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page by facsimile shall be effective as a manually executed signature page.

15.    Governing Law. The governing law provisions of this Amendment No. 3 shall be the same as the governing law of the Program Agreement.

IN WITNESS WHEREOF, Bank and Company have executed this Amendment No. 3 in a manner and form sufficient to bind them as of the date first written above.

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

COMENITY CAPITAL BANK

By:    /s/ Andrea J. Moss

Name:    Andrea J. Moss

Title:    President

Date:    June 28, 2016

BJ’S WHOLESALE CLUB, INC.

By:    /s/ William C. Werner

Name:    William C. Werner

Title:    SVP, Finance

Date:    June 28, 2016

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 1

SCHEDULE 1.2

Definitions and Other Obligations

D.    NEW ACCOUNT AWARDS

[*].

Bank shall not pay New Account Awards with regard to Accounts for Cardholders that had previously been Cardholders of this Program [*].

E.	[*]

F.    MINIMUM CONTRIBUTION

So long as Company fulfills its material obligations pursuant to this Agreement Bank, including but not limited to making the Company Solicitation Channels described in Schedule 2.5(a) available within the timeframes also described in Schedule 2.5(a) and thereafter for the duration of the Term unless the Parties agree otherwise, [*]

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 2

SCHEDULE 2.1(h)

[*]

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 3

Schedule 2.5 (a)

Marketing Promotions

The parties shall, respectively, promote and advertise the Program as generally set forth below but as more specifically provided in each Annual Marketing Plan, in addition to other obligations related to the Joint Management Committee:

I.    Company will promote and advertise the Program as set forth below:

Acquisition:

1.	Store Operations Executive Sponsorship of Program – C level participation in quarterly meetings
2.

Application and credit sales goals in place for stores and field leaders; include goals and key performance metrics in performance evaluations and weekly reporting for store, district and regional managers

3.	Periodically test and/or implement in store/on site contests for determined time periods based on incentive funded by Marketing Funds
4.	Strategies in place for low performing stores
5.

Provide new Cardholder incentive for all new Account originations (as described as of the Effective Date in Schedule 2.9, items 2(a)(vi) and b(vi)), which incentives are to be funded by Bank as of the Program Commencement Date

6.	Ensure field management & associates complete credit training with Bank dedicated field sales support; assigns credit captains in stores.
7.	Implement marketing programs targeted towards acquisition

[*]

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 4

SCHEDULE 2.5(B)

[*]

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 5

SCHEDULE 2.9

Cardholder Rewards Program

1.    [*]

2.    Company and Bank hereby agree that as of the Effective Date the benefits under the Rewards Program shall include at a minimum:

(a)	For Plus Cardholders:

[*]

(b)	For Elite Cardholders:

[*]

3.    Based on membership status communicated by Company to Bank, Bank shall provide a Member with the appropriate corresponding Account (e.g., either Plus or Elite Credit Card) at initial launch and throughout the Program. In the event that Company notifies Bank that a Cardholder has changed his or her membership status, Bank may move the Cardholder from Plus to Elite or vice versa.

4.    Notwithstanding anything in the Agreement or this Schedule 2.9 to the contrary, the parties hereby agree that only Accounts in good standing, [*], may participate in, accrue Rewards Dollars under and/or derive benefits from the Rewards Program. Furthermore, Bank’s obligations pursuant to Paragraphs 5 and 6 above shall apply solely to Accounts in good standing.

5.    Bank reserves the right to debit Reward Dollars accrued on Accounts in error.

6.    [*].

7.    To the extent that Bank agrees to fund any promotional Rewards Dollars for any “spend and get” promotions or other Rewards Dollar earning opportunities approved by the Joint Management Committee independent of the Marketing Fund, the cost to Bank for such promotional Rewards Dollars shall be equal to the rate that covers the face value of the promotional Rewards Dollars awarded to qualifying Cardholders.

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank

[*] Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment

Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION VERSION

ATTACHMENT 6

SCHEDULE 3.2 (b)

Summary of Rates and Fees

[*].

*as published in the “Money Rates” section of the Wall Street Journal on the date of reference.

[*].

Amendment No. 3 to Co-Brand Credit Card Program

Agreement BJ’s Wholesale Club, Inc./Comenity Capital Bank